                                                                    EXHIBIT 10.1


                       FORBEARANCE AND AMENDMENT AGREEMENT

         This Forbearance and Amendment Agreement (the "Agreement"), dated as of August 31, 2001 is by and between INDUSTRIAL HOLDINGS, INC., a Texas corporation (the "Borrower"), a group of affiliated business entities of the Borrower as set forth on the execution pages of this Agreement (collectively, the "Guarantors"), NATIONAL BANK OF CANADA, a Canadian Chartered Bank ("Bank Canada"), HIBERNIA NATIONAL BANK ("Hibernia Bank"), and COMERICA BANK_TEXAS, a Texas banking association ("Comerica Bank") (collectively, the "Lenders").

RECITALS:

         Section 1. The Loan Papers. Borrower and Lenders entered into that certain Amended and Restated Credit Agreement, as the same has been amended from time to time, (the "Credit Agreement") dated June 17, 1999, pursuant to which Lenders agreed, subject to the terms and provisions in the Credit Agreement, to extend credit to Borrower in the aggregate amount of not more than $55,000,000.00 all as more fully specified in the Credit Agreement. Borrower's indebtedness to Lenders is evidenced by those certain Promissory Notes, executed by Borrower and payable to the order of Lenders as follows: (i) $30,000,000.00 promissory note dated June 17, 1999 payable to the order of Comerica Bank; (ii) $15,000,000.00 promissory note dated June 17, 1999 payable to the order of Bank Canada; and (iii) $10,000,000.00 promissory note dated June 17, 1999 payable to the order of Hibernia Bank (collectively, the "Notes"). Pursuant to the terms and conditions set forth in the Fifth Amendment (herein so called) to the Credit Agreement, the aggregate amount of the Lenders' obligation to extend credit to Borrower was permanently reduced to $43,000,000.00 (the "Commitment"). The Notes, the Credit Agreement, and any and all documents or instruments executed in connection therewith or related thereto including, without limitation, security agreements, assignments, consents, guaranties, pledges, corporate resolutions, financing statements, or any other agreement, and all renewals, extensions, amendments, modifications and restatements thereof, shall be referred to herein as the "Loan Papers." The indebtedness and obligations of Borrower and the Guarantors evidenced by the Loan Papers (the "Indebtedness") are secured by security interests and liens in certain personal and real property, wherever located, of the Borrower and Guarantors including, without limitation, all accounts, inventory, equipment, general intangibles, fixtures, instruments, chattel paper contract rights, documents, insurance proceeds, and all funds in the accounts of Borrower at Lenders (collectively, the "Collateral").

         Section 2. Maturity and Existing Defaults. Borrower and each Guarantor, acknowledge that the Notes matured and became due and payable in full on this date, August 31, 2001. As the Borrower has not repaid the Indebtedness in full, an event of default exists under the Loan Papers. Additionally, Borrower, and each Guarantor also acknowledge that other defaults and events of default under the Loan Papers have occurred and continue and that those defaults and events of default are described on Exhibit "A" hereto.




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

         Section 3. Forbearance Request by Borrower. Borrower has requested that Lenders forbear from exercising their rights and remedies arising as a result of any and all of Borrower's current defaults, in order to allow Borrower sufficient time to pay Lenders an amount of good and collected funds to satisfy Borrower's Indebtedness to Lenders under the terms and provisions of the Loan Papers. Pursuant to the terms and conditions hereof, Lenders are willing to forbear from taking such action until September 30, 2001. Additionally, the Borrower has advised the Lenders that it has entered into a Merger Agreement (hereinafter defined) which when consummated will result in the payment in full of the Indebtedness, but that such Merger Agreement requires the Borrower to dispose of the EPG Group (hereinafter defined) and Beaird (hereinafter defined) before the Merger Agreement can be consummated. The Borrower has further advised the Lenders that it intends to enter into definitive disposition agreements by not later than September 30, 2001 to sell the EPG Group and Beaird. Accordingly, the Borrower has requested that the Lender's forbearance extend beyond September 30, 2001 to October 31, 2001. Provided that the Borrower is, on or before September 30, 2001, in a position to demonstrate to the Lenders that it has entered into such definitive agreements concerning the disposition of the EPG Group and Beaird with bona fide third party purchasers that are financially capable of completing such transactions, all in the manner hereinafter provided, and subject to the provisions hereof, the Lenders are willing to extend the end of the Forbearance Period from September 30, 2001 to October 31, 2001.

AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement. In addition, the following terms, for the purposes of this Agreement, shall have the following meanings:

         (a) "Beaird" means Beaird Industries, Inc., a Delaware corporation.

         (b) "Commitment" shall have the meaning ascribed to that term on page one hereof.

         (c) "Definitive Disposition Agreements" shall have the meaning ascribed to that term on page 4 hereof.

         (d) "Effective Date" shall mean the date that Lenders shall have notified Borrower in writing that Lenders have received such instruments, evidence and certificates as Lenders may reasonably require to consummate the transactions contemplated hereby and evidence the authority of Borrower



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

to execute this Agreement and that the terms of this Agreement shall have come into full force and effect.

         (e) "EnSerCo" shall mean EnSerCo, L.L.C., a limited liability company.

         (f) "EPG Group" shall mean Landreth Metal Forming, Inc., Rex Machinery Movers, Inc., OF Acquisition, L.P., Philform, Inc. and American Rivet Company, Inc.

         (g) "Fifth Amendment" shall have the meaning ascribed to that term on page one hereof.

         (h) "Forbearance Period" shall mean the period commencing on the Effective Date and continuing until 5:00 p.m., Houston, Texas time on September 30, 2001 unless extended until October 31, 2001 pursuant to the provisions of Section 2 hereof, but subject to earlier termination pursuant to the terms and provisions of this Agreement.

         (i) "Merger Agreement" shall mean that certain Agreement and Plan of Merger among Industrial Holdings, Inc., T_3 Energy Services, Inc. and First Reserve Fund VIII, a limited partnership dated as of May 7, 2001, as the same is amended from time to time, provided, where required, the Lenders consent to such amendment.

         (j) "Specified Defaults" shall mean the defaults of Borrower under the Loan Papers as more specifically described in Exhibit "A" attached hereto.

         (k) "Termination Event" shall mean the occurrence of any of the following: (i)any representation or warranty made or deemed made by Borrower in this Agreement shall be false, misleading or erroneous in any material respect when made or deemed to have been made, (ii) Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement, (iii) any default or event of default, other than the Specified Defaults, shall occur under this Agreement or the Loan Papers, (iv) the Borrower shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing, (v) an involuntary proceeding shall be commenced against the Borrower seeking liquidation, reorganization, or other



FORBEARANCE AND AMENDMENT AGREEMENT                                      PAGE 3

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         relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, should any substantial creditor of the Borrower, other than EnSerCo, commence or threaten, in writing, to commence any legal proceeding to collect indebtedness owing to them by the Borrower, the conclusion of the Forbearance Period or the Termination Date.

2. Forbearance by Lenders. Subject to the terms of this Agreement and so long as no Termination Event shall have occurred, Lenders hereby agree to forbear until 5:00 p.m., Houston, Texas time on September 30, 2001, from exercising their rights and remedies arising as a result of the occurrence of the Specified Defaults. Notwithstanding the foregoing, the forbearance granted by Lenders pursuant hereto shall not constitute and shall not be deemed to constitute a waiver of any of the Specified Defaults or of any other default under the Loan Papers.

         NOTWITHSTANDING THE FOREGOING, provided that the Borrower timely presents evidence, satisfactory to each of the Lenders, that, prior to September 30, 2001: (i) it has entered into Definitive Disposition Agreements (herein so called), containing no financing or due diligence contingencies (nor any other contingencies which, in the discretion of the Lenders, constitute unusual pre-conditions to closing and funding on transactions such as those described in the Definitive Disposition Agreements), for the disposition of the EPG Group and Beaird with bona fide third party purchasers that are financially capable of completing the acquisition of such entities by not later than October 31, 2001;
(ii) in connection with the Definitive Disposition Agreements the Borrower has received non-refundable, commercially reasonable cash escrow deposits (iii) the Lenders have received, reviewed and approved the terms of each of the Definitive Disposition Agreements under which (y) Subsidiaries are disposing of assets, or
(z) Subsidiaries are being sold; (iv) the Borrower is then in full compliance with the terms of the Merger Agreement; (v) no amendment to the Merger Agreement has diminished or delayed the proceeds to be received thereunder by the Lenders and (vi) each of the Lenders acknowledges in writing that each of the above preconditions have been met, then, and only then, shall the Forbearance Period be extended through and including 5:00 p.m. Houston time, October 31, 2001, or such earlier date a Termination Event occurs.

         At 5:00 p.m., Houston, Texas time September 30, 2001, or, in the case the Forbearance Period is extended, at 5:00 p.m., Houston, Texas time October 31, 2001, the Forbearance Period shall terminate automatically without further act or action by Lenders, and Lenders shall be entitled to exercise any and all rights and remedies available under the Loan Papers and this Agreement, at law, in equity, or otherwise without any further lapse of time, expiration of applicable grace periods, or requirements of notice, all of which are hereby expressly waived by Borrower and each Guarantor.


FORBEARANCE AND AMENDMENT AGREEMENT                                      PAGE 4

3. Approval of First Amendment to Merger Agreement. Provided the First Amendment to the Merger Agreement is in the form of that attached hereto as Exhibit "B" and incorporated herein by reference for all purposes, the Lenders acknowledge, consent to and waive any Event of Default arising as a result of such First Amendment. Notwithstanding the foregoing, the Lenders do not hereby waive, modify or amend the provisions of Section 9.3 or Section 9.7 of the Credit Agreement including their right to review and approve the terms and conditions of any final Definitive Disposition Agreement as it relates to (i) the sale of assets by any Subsidiary or (ii) the sale of any one or more of the Subsidiaries.

4. Representations and Warranties. To induce Lenders to enter into this Agreement, Borrower hereby represents and warrants to Lenders that (a) Borrower and each Guarantor are duly organized, validly existing and in good standing under the laws of the state in which it was organized and formed, whether by incorporation, partnership, limited liability company, or otherwise, without limitation, and has the power and authority to perform its obligations under this Agreement, and (b) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Borrower and each Guarantor and do not and will not violate the articles of incorporation or bylaws, partnership agreement, or other governance document or agreement of Borrower and each Guarantor or any other agreement to which Borrower or any Guarantor is a party, or any law, rule or regulation, or any order of any court, governmental authority or arbitrator by which it or any of its properties is bound.

5. Covenants. Notwithstanding any provisions to the contrary contained in the Credit Agreement, Borrower hereby covenants and agrees that, from and after the date hereof, it will perform, observe and comply with each of the following covenants:

         (a) Interest Rate. The interest rate on the Notes shall continue to accrue at a floating rate equal to the Base Rate (as defined in the Credit Agreement) plus three percent (3%). Such rate shall be adjusted, in the manner provided in the Credit Agreement upon the occurrence of any Termination Event.

         (b) Compliance with Loan Papers and this Agreement. Borrower will perform, observe and comply with each covenant, agreement and term contained in this Agreement and each of the Loan Papers except for the Specified Defaults.

         (c) Advances Limitations/Interest. For a period of time not to exceed from and after the Effective Date through the occurrence of a Termination Event, and subject to all borrowing base limitations set forth in the Credit Agreement and the terms and conditions of this Agreement, the Lenders agree to continue to make Advances under the Credit Agreement and Borrower and each Guarantor each agrees that each Advance shall constitute a valid and legally enforceable debt and obligation of the Borrower under the


FORBEARANCE AND AMENDMENT AGREEMENT                                      PAGE 5

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Notes, Credit Agreement and all other Loan Papers and this Agreement, as appropriate, and that each Guarantor shall be obligated to Lenders under their respective guaranties or other applicable Loan Papers and this Agreement with respect to such Advances.

         (d) Additional Reporting Requirements. In addition to all reporting requirements under the Loan Papers, Borrower shall provide Lenders, on or before the first business day of each month, in a form acceptable to the Lenders, a rolling eight (8) weeks cash flow projection.

6. Fees. The Borrower acknowledges that, as a result of the amendment to Article II, Section 2.8 of the Credit Agreement made in the Fifth Amendment, the Borrower is currently obligated to pay the Agent for the benefit of the Lenders a fee of $300,000.00 (the "5th Amendment Fee"). The Borrower acknowledges that the 5th Amendment Fee has not been paid. The 5th Amendment Fee shall be due and payable on the earliest to occur of the following: (i) a Termination Event; (ii) the end of the Forbearance Period; (iii) the date the Borrower closes any sale of its "EPG Group;" or (iv) the date of the closing of the merger pursuant to the Merger Agreement. The Borrower also agrees that, in the event that the Indebtedness is not repaid in full by the close of business on November 1, 2001, it will owe the Agent, for the benefit of the Lenders, an additional fee of $100,000.00, which fee shall be due and payable in full on November 1, 2001.

7. Amendments to Definitions Contained in Credit Agreement. The definition of "Termination Date" contained in the Credit Agreement is hereby deleted and the following substituted therefore:

                  "Termination Date" means 12:00 p.m. Houston time on October 31, 2001 or such earlier time a Termination Event (as defined in the Forbearance Agreement dated as of August 31, 2001 by and between the Banks, the Borrower and the Guarantors) occurs.

8. Amendments to Article X of Credit Agreement (Financial Covenants). Article X, Sections 10.10 and 10.12 of the Credit Agreement are both hereby revised by, in both cases, deleting the current provisions in their entirety and replacing them with the following:

Section 10.10 Consolidated Tangible Net Worth. The Borrower will maintain at all times Consolidated Tangible Net Worth in an amount equal to not less than TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) plus ONE HUNDRED PERCENT (100%) of all consolidated monthly net income which is earned after July 31, 2001. Compliance with this ratio shall be tested monthly beginning August 31, 2001 commencing with the financial results for the month of July 2001.



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                  Section 10.12 EBITDA to Debt Service. The Borrower will
         maintain, for the time period set forth below a ratio of EBITDA to Debt Service, tested monthly, of not less than:

                           Time Period                          Ratio
                           -----------                          -----
                           July                             1.0 to 1.0
                           August                           0.75 to 1.0
                           September                        1.0 to 1.0
                           October                          1.25 to 1.0.

                  This ratio shall be tested after eliminating from the financial results of the Borrower the impact of the financial statements of the EPG Group.

9. Amendment to Article XI of Credit Agreement (Defaults). All grace periods, all notice periods, and all opportunities to cure that may be set forth in any of the Loan Documents are hereby deleted in their entirety and the Borrower acknowledges that from and after the date hereof there shall be no grace period nor shall there be any notice and opportunity to cure including, but not limited to, those grace, notice and/or cure periods set forth at Section 11.1(a) and 11.1(c) of the Credit Agreement. The Borrower and each Guarantor also hereby waive demand, notice of non_payment, notice of acceleration and notice of intent to accelerate as it relates to the Indebtedness and/or any instrument evidencing the same. Additionally, the following Event of Default is added to the Credit Agreement by adding to Article XI at Section 11.1 the following event:

         (z) should EnSerCo fail to promptly agree to any modification or amendment to the Merger Agreement.

10. Ratification of Loan Papers/Collateral. The Borrower and each Guarantor hereby acknowledges, ratifies, and reaffirms and agrees that the Notes, Credit Agreement, each of the other Loan Papers and the first priority, perfected liens and security interests created thereby in favor of Lenders in the Collateral, are and shall remain in full force and effect and binding on the Borrower and Guarantors, and are enforceable in accordance with their respective terms and applicable law. Borrower and each Guarantor hereby grants Lenders liens and security interests in the Collateral and acknowledges, ratifies, and reaffirms all of the terms and provisions of the Loan Papers, except as modified herein, which are incorporated by reference as of the date hereof as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein. Borrower each hereby acknowledges, ratifies and confirms the Loan Papers and all of their respective debts and obligations thereunder.


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11. Remedies Upon Termination Event. Upon the occurrence of a Termination Event, the Forbearance Period shall terminate without further act or action by Lenders, and Lenders shall be entitled immediately to institute foreclosure proceedings against the Collateral and to exercise any and all of the Lenders' rights and remedies available to it under the Loan Papers and this Agreement, at law, in equity, or otherwise, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to foreclose, notice of sale, notice of protest or other formalities of any kind, all of which are hereby expressly waived by Borrower.

12. Acknowledgment of Defaults. Borrower each specifically acknowledges the existence and continuation of the Specified Defaults.

13. Release and Covenant Not to Sue. THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTORS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDERS AND THEIR DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN PAPERS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS NOW EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT


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

ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES. ACCEPTANCE OF EACH ADVANCE MADE AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY THE RELEASING PARTIES OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH ADVANCE.

14. No Obligation of Lenders. Borrower and each Guarantor hereby acknowledges and understands that upon the expiration or termination of the Forbearance Period Lenders shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Collateral and/or institution of legal proceedings. Lenders shall have no obligation whatsoever to extend the maturity of the Notes, waive any events of default or defaults, defer any payments, or further forbear from exercising their rights and remedies.

15. No Implied Waivers. No failure or delay on the part of Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Paper shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Paper preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

16. Indemnification. This Agreement constitutes one of the transactions and documents as to which the provisions of Section 13.2 of the Credit Agreement are applicable.

17. Power of Attorney. Borrower and each Guarantor hereby irrevocably appoints Lenders and Lenders' authorized agents and employees as their attorney-in-fact


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

jointly and severally, and on their behalf, to endorse, deposit, collect, and negotiate all checks, drafts and instruments received by, or which come in to the possession of Lenders or otherwise. This power of attorney is coupled with an interest and is irrevocable. Borrower and each Guarantor agrees and acknowledges that Lenders are under no duty or obligation to verify the amounts of such checks, drafts, or instruments, or to collect any accounts owing to Borrower or such checks, drafts, or instruments.

18. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other Loan Paper shall survive the execution and delivery of this Agreement, and no investigation by Lenders or any closing shall affect the representations and warranties or the right of Lenders to rely upon them.

19. Review and Construction of Documents. Borrower and each Guarantor hereby acknowledges, and represents and warrants to Lenders, that (a) Borrower and each Guarantor has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel, (b) Borrower and each Guarantor has reviewed this Agreement and fully understand the effects thereof and all terms and provisions contained herein, (c) Borrower and each Guarantor has executed this Agreement of its own free will and volition, and (d) this Agreement shall be construed as if jointly drafted by Borrower, each Guarantor and Lenders. The recitals contained in this Agreement shall be construed to be part of the operative terms and provisions of this Agreement.

20. ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO REGARDING LENDERS' FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES ARISING AS A RESULT OF THE SPECIFIED DEFAULTS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. The Notes, Credit Agreement and the other Loan Papers, as modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.


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

21. Notices. All notices, requests, demands and other communications under this Agreement shall be given in accordance with the provisions of the Loan Papers. In addition as of the Effective Date, Lenders shall be provided with notice via first class mail, postage prepaid and via facsimile as follows: To Lenders:

                                    Comerica Bank - Texas
                                    1508 W. Mockingbird Lane
                                    Dallas, Texas 75235
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4708
                                    Attention: Mr. Robin Kain - MC6510

                                            with a copy to:
                                    Winstead Sechrest & Minick P.C.
                                    910 Travis, Suite 2400
                                    Houston, TX  77002-5895
                                    Fax No. (713) 650-2400
                                            Telephone No. (713) 650-2718
                                            Attention: James W. Doyle, Esq.

                                    National Bank of Canada
                                    5200 Town Center Circle, Suite 302
                                            Boca Raton, FL 33486
                                            Fax No. (561) 367-1020
                                            Telephone No. (561) 367-1700 ext.
                                              228
                                            Attention: Pat Cloninger

                                            Hibernia National Bank
                                            225 Baronne Street, 10th Floor
                                            New Orleans, Louisiana 70112
                                            Fax No.:  (504) 533-5099
                                            Telephone No.:  (504) 533-2045
                                            Attention:  Ms. Tammy Angelety
                                                        Vice President

                                    To Borrower:

                                    Industrial Holdings, Inc.
                                    7135 Ardmore
                                    Houston, Texas 77054
                                    Fax No.: 713-749-9642
                                    Telephone No.: 713-747-1025
                                    Attention: Mr. Robert E. Cone

                                    To Guarantors:

                                    Industrial Holdings, Inc.
                                    7135 Ardmore
                                    Houston, Texas 77054
                                    Fax No.: 713-749-9642
                                    Telephone No.: 713-747-1025
                                    Attention: Mr. Robert E. Cone

22. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors


FORBEARANCE AND AMENDMENT AGREEMENT                                     PAGE 11
and assigns, provided that Borrower each may not assign any rights or obligations under this Agreement without the prior written consent of Lenders.

23. Arms-Length/Good Faith. This Agreement has been negotiated at arms-length and in good faith by the parties hereto.

24. Governing Law/Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable laws of the United States of America. All disputes, claims, demands, actions, causes of action, suits or proceedings by and among the parties to this Agreement shall be adjudicated, litigated, heard or tried, if at all, exclusively in the state courts of Dallas County, Texas or the United States District Court for the Northern District of Texas, Dallas Division. Dallas, Texas shall be the mandatory, exclusive place for the adjudication, litigation, hearing or trial of any matter by and among the parties to this Agreement. Each party to this Agreement hereby irrevocably waives any right to have any such dispute, claim, demand, action, cause of action, suit or proceeding adjudicated, litigated, heard or tried in any place other than Dallas County, Texas.

25. Subrogation. Any and all rights of any Guarantor against the Borrower arising as a result of subrogation or otherwise shall in all respects be subordinate and junior to the rights of Lenders under the Loan Papers and this Agreement and applicable state and federal law.

26. Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

27. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.


FORBEARANCE AND AMENDMENT AGREEMENT                                      PAGE 12

28. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Execution of this Agreement via facsimile shall be effective, and signatures received via facsimile shall be binding upon the parties hereto and shall be effective as originals.

29. Further Assurances. Borrower and each Guarantor agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Lenders as necessary or advisable to carry out the intents and purposes of this Agreement.

30. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

    [Remainder of Page Intentionally Left Blank _ Signature Pages to Follow]


FORBEARANCE AND AMENDMENT AGREEMENT                                      PAGE 13

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    BORROWER:


                                    INDUSTRIAL HOLDINGS, INC.,
                                    a Texas corporation

                                    By:   /s/ Robert Cone
                                        ---------------------------------------
                                              Robert Cone


FORBEARANCE AND AMENDMENT AGREEMENT                                      PAGE 14

                                        GUARANTORS:

                                        The Rex Group, Inc., a Texas
                                          corporation;
                                        Rex Machinery Movers, Inc., a Texas
                                          corporation;
                                        First Texas Credit Corporation, a Texas
                                          corporation;
                                        Landreth Metal Forming, Inc., a Texas
                                          corporation formerly known as Landreth
                                          Engineering Company;
                                        Pipeline Valve Specialty, Inc., a Texas
                                          corporation (f/k/a Industrial
                                          Municipal Supply Company);
                                        Bolt Manufacturing Co., Inc., a Texas
                                          corporation, d/b/a Walker Bolt
                                          Manufacturing Co., Inc.;
                                        LSS-Lone Star-Houston, Inc., a Texas
                                          corporation;
                                        American Rivet Company, Inc., an
                                          Illinois corporation;
                                        Manifold Valve Services, Inc., a
                                          Delaware corporation, d/b/a Rogers
                                          Equipment & Supply Company;
                                        Philform, Inc., a Michigan corporation;
                                        GHX, Incorporated, a Texas corporation;
                                        Regal Machine Tool, Inc., a Texas
                                          corporation, f/k/a Rex Machine Tool,
                                          Inc.;
                                        WHIR Acquisition, Inc., a Texas
                                          corporation, d/b/a Ameritech Fastener
                                          Manufacturing;
                                        Moores Pump & Services, Inc., a
                                          Louisiana corporation;
                                        GHX, Incorporated of Louisiana, a
                                          Louisiana corporation;
                                        Beaird Industries, Inc., a Delaware
                                          corporation;
                                        United Wellhead Services, Inc., a Texas
                                          corporation;

                                        By:  /s/ ROBERT CONE
                                           ------------------------------------
                                                 Robert Cone
                                                 Chief Executive Officer

                                        LENDERS:

                                        COMERICA BANK_TEXAS,
                                        a Texas banking association

                                        By: /s/ ROBIN M. KAIN
                                           ------------------------------------
                                                Robin M. Kain
                                                Vice President


                                        NATIONAL BANK OF CANADA,
                                        a Canadian Chartered Bank

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


FORBEARANCE AND AMENDMENT AGREEMENT                                     PAGE 15

                                        HIBERNIA NATIONAL BANK



                                        By: /s/ TAMMY ANGELETY
                                           ------------------------------------
                                        Name: Tammy Angelety
                                        Title: Vice President



FORBEARANCE AND AMENDMENT AGREEMENT                                     PAGE 16

                                   EXHIBIT "A"
                               SPECIFIED DEFAULTS


The Borrower warrants that it is presently in default of only the following provisions of the Credit Agreement:


1.       Failure to pay the Indebtedness in full on August 31, 2001.

2.       Failure to pay when due $15,000,000.00 owing to EnSerCo.


FORBEARANCE AND AMENDMENT AGREEMENT                                     PAGE 17